EXHIBIT 23-C


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement File No. 2-99643 of our reports dated February 4, 2000 incorporated by reference in Green Mountain Power Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.




/s/ARTHUR  ANDERSEN  LLP
------------------------
ARTHUR  ANDERSEN  LLP

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